UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 7, 2013, Molina Healthcare, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012, and furnished a copy of the press release on a Current Report on Form 8-K (the “Initial Form 8-K”). The sole purpose of this Amendment No. 1 on Form 8-K/A is to correct certain inadvertent numerical errors in a table on page 15 of the press release filed as Exhibit 99.1 to the Initial Form 8-K.

The table entitled “Unaudited Change in Medical Claims and Benefits Payable” on page 15 of the press release presented incorrect amounts in the columns entitled “Three Months Ended December 31, 2012,” and “Year Ended December 31, 2012.” Such incorrect amounts were contained in the rows entitled “Payments for medical care costs related to: Current period,” and “Payments for medical care costs related to: Prior period,” and were due to an inadvertent reversal of signs in the computation. No subtotals or totals in the table were incorrect. As amended, “Payments for medical care costs related to: Current period” for the three months ended December 31, 2012 has been corrected to read $906,108; “Payments for medical care costs related to: Prior period” for the three months ended December 31, 2012 has been corrected to read $409,449; “Payments for medical care costs related to: Current period” for the year ended December 31, 2012 has been corrected to read $4,649,363; and “Payments for medical care costs related to: Prior period” for the year ended December 31, 2012 has been corrected to read $355,343.

Only the identified table of the press release presented incorrect amounts. The remainder of the press release, including the Company’s Unaudited Consolidated Balance Sheets, Unaudited Consolidated Statements of Operations, and Unaudited Condensed Consolidated Statements of Cash Flows, has not been amended.

Item 2.02.                      Results of Operations and Financial Condition.

On February 7, 2013, Molina Healthcare, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2012. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the websites cited in the press release is not part of this report.

The information in this Form 8-K/A and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued February 7, 2013, as to financial results for the fourth quarter and year ended December 31, 2012 (as corrected).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: February 8, 2013	By: /s/ Jeff D. Barlow
Jeff D. Barlow Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued February 7, 2013, as to financial results for the fourth quarter and year ended December 31, 2012 (as corrected).